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                                                                    EXHIBIT 99.1

                                 THIRD AMENDMENT
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

      This Third Amendment to Amended and Restated Loan and Security Agreement is entered into as of January 28, 2005 (the "Amendment"), by and between COMERICA BANK, successor by merger to Comerica Bank - California ("Bank") and MANTAS, INC. ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 15, 2002, as amended, including without limitation by that certain Loan Extension dated as of December 14, 2003, that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of March 19, 2004, and that certain Second Amendment to amended and Restated Loan and Security Agreement dated as of March 31, 2004 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. Section 2.5(a)(iii) of the Agreement is hereby amended in its entirety to read as follows:

                  (iii) [Intentionally Omitted].

      2. The following defined term is hereby amended in Exhibit A to the Agreement to read as follows:

            "Revolving Maturity Date" means January 31, 2006.

      3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement, except to the extent such security interest are being released pursuant to Section 17 above.

      4. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

      5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a) this Amendment, duly executed by Borrower;

            (b) Affirmation of Guaranty (Safeguard);

            (c) Affirmation of Guaranty (Sotas);

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            (d) a nonrefundable amendment fee equal to $2,000 plus an amount equal to all Bank Expenses incurred through the date of this Amendment;

            (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate; and

            (f) on or before February 28, 2005, Borrower shall deliver good standing certificates from the Virginia, Maryland and Delaware Secretaries of State with respect to Sotas, Inc.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                     MANTAS, INC.

                                     By: /s/ Daniel R. Ilisevich
                                         ---------------------------------------

                                     Title: Chief Financial Officer

                                     Name: Daniel R. Ilisevich

                                     COMERICA BANK

                                     By: /s/ Joseph Crayton
                                         ---------------------------------------

                                     Title: Vice President

                                     Name: Joseph Crayton

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